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                                                                    Exhibit 23.1





            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-107863) and Form S-3 (No. 333-112610) of Catapult Communications Corporation of our report dated December 2, 2004 relating to the financial statements, which appears in this Form 10-K.




/s/ PricewaterhouseCoopers LLP



San Jose, California

December 10, 2004